UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

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Cantor Fitzgerald Infrastructure Fund

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Cantor Fitzgerald Infrastructure Fund
110 E. 59th Street

New York, NY 10022
Tel 855-9-CANTOR

[PROXY DATE]

Dear Shareholder:

Enclosed are a Notice and a Proxy Statement concerning a Special Meeting of Shareholders (the “Special Meeting”) of Cantor Fitzgerald Infrastructure Fund (the “Fund”). At the Special Meeting, shareholders of the Fund will be asked to approve: (i) a new management agreement (the “New Management Agreement”) between the Fund and the Fund’s investment adviser, Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”); and (ii) a new investment sub-advisory agreement (the “New Sub-Advisory Agreement” and, together with the New Management Agreement, the “New Agreements”) between the Adviser and Capital Innovations, LLC (“Capital Innovations” or the “Sub-Adviser”).

On May 19, 2025, the Adviser’s parent company, Cantor Fitzgerald, L.P. (“CFLP”), announced that Howard W. Lutnick, CFLP’s former Chairman and Chief Executive Officer, agreed to transfer his ownership interest in CFLP to (i) trusts for the benefit of Mr. Lutnick’s adult children, for which Brandon Lutnick, the current Chairman and Chief Executive Officer of CFLP is the controlling trustee and (ii) certain other investors (no more than 10% of CFLP) (the “Transaction”) (the closing time of such Transaction, the “Effective Date”). The current executive leadership team of CFLP and the Adviser will remain in place.

The Transaction will result in a change in control of the Adviser, which may be deemed an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), that results in an automatic termination of the Fund’s previous Management Agreement with the Adviser (the “Prior Management Agreement”) on the Effective Date. The prior sub-advisory agreement for the Fund between the Adviser and Capital Innovations (the “Prior Sub-Advisory Agreement” and, together with the Prior Management Agreement, the “Prior Agreements”) will also terminate on the Effective Date as a result of the termination of the Prior Management Agreement.

At meetings of the Board of Trustees of the Trust held on February 12, 2025 and June 27, 2025, the Board of the Trust approved the New Agreements, and recommended that shareholders approve the New Agreements. At the same meeting, the Board of Trustees approved an interim management agreement with the Adviser (the “Interim Management Agreement”) and an interim sub-advisory agreement with the Sub-Adviser (the “Interim Sub-Advisory Agreement” and, together with the Interim Management Agreement, the “Interim Agreements”), which will become effective on the Effective Date if the New Agreements have not yet been approved by shareholders. Under the Interim Management Agreement, the Adviser can provide advisory services to the Fund for up to 150 days between the termination of the Prior Management Agreement and shareholder approval of the New Management Agreement. Compensation earned by the Adviser under the Interim Management Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Management Agreement before the expiration of the Interim Management Agreement, the compensation (plus interest) payable under the Interim Management Agreement will be paid to the Adviser, but if the New Management Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Adviser. Under the Interim Sub-Advisory Agreement, the Sub-Adviser can provide advisory services to the Fund for up to 150 days between the termination of the Prior Sub-Advisory Agreement and shareholder approval of the New Sub-Advisory Agreement. Compensation earned by the Sub-Adviser under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Sub-Advisory Agreement before the expiration of the Interim Sub-Advisory Agreement, the compensation (plus interest) payable under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser, but if the New Sub-Advisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Sub-Adviser.

Under the 1940 Act, a new advisory agreement or sub-advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect. Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Agreements in order to ensure that the Adviser and Sub-Adviser can continue to provide uninterrupted service as the adviser and sub-advisers, respectively, to the Fund after the Effective Date.

There will be no increase in the advisory fee payable by the Fund to the Adviser and no increases in the sub-advisory fees payable by the Adviser to Capital Innovations as consequences of the Transaction, and the advisory fee and sub-advisory fees payable to the Adviser and Capital Innovations under the New Agreements will be the same as that payable to the Adviser and Capital Innovations under the Prior Agreements. The New Agreements are substantially similar in all material respects to the Prior Agreements, and the Fund’s investment strategy, management policies, and portfolio managers will not change in connection with the implementation of the New Agreements.

After careful review, the Board has unanimously approved the New Agreements, subject to shareholder approval, and recommends that you read the enclosed materials carefully and then vote to approve the New Agreements.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

●	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope.

●	By Internet. Have your proxy card available. Go to [PROXY WEBSITE]. Follow the instructions on the website.

●	By Telephone. Have your proxy card available. Call [PROXY PHONE NUMBER]. Follow the recorded instructions. If you would like to speak to a live representative and cast your vote, please call [PROXY PHONE NUMBER].

●	In Person. Any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting.

We encourage you to vote through the internet or by telephone using the number that appears on your proxy card. If you later decide to attend the Special Meeting, you may revoke your proxy and vote your shares in person at the Special Meeting. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote. If you have any questions before you vote, please call Broadridge Financial Solutions, Inc., toll free at [PROXY PHONE NUMBER].

Thank you for your response and for your continued investment with the Fund.

Sincerely,

/s/ William Ferri
William Ferri
Trustee and Chairman
Cantor Fitzgerald Infrastructure Fund

Cantor Fitzgerald Infrastructure Fund
110 E. 59th Street

New York, NY 10022
Tel 855-9-CANTOR

NOTICE OF SPECIAL MEETING

[PROXY DATE]

Cantor Fitzgerald Infrastructure Fund (the “Fund”) will hold a Special Meeting of Shareholders of the Fund on [MEETING DATE] at 11:00 a.m. Eastern time (the “Special Meeting”). The Special Meeting will take place at the Fund’s principal office, which is located at 110 E. 59th Street, New York, NY 10022 for the following purposes:

1.	To approve a new Management Agreement between the Fund and Cantor Fitzgerald Investment Advisors, L.P.; and

2.	To approve a new Sub-Advisory Agreement for the Fund between Cantor Fitzgerald Investment Advisors, L.P. and Capital Innovations, LLC; and

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [RECORD DATE] are entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. Returning your proxy does not deprive you of your right to attend the Special Meeting and to vote your shares in person.

By Order of the Board of Trustees,

/s/ William Ferri
William Ferri
Trustee and Chairman

New York, New York
[PROXY DATE]

Important Note: Voting your proxy is important. To vote your shares at the Special Meeting (other than in person at the Special Meeting), a shareholder must return a proxy. The return envelope enclosed with the proxy requires no postage if mailed in the United States. By promptly returning the enclosed proxy, you can help us avoid the necessity and expense of sending follow-up letters to ensure a quorum. If you are unable to attend the Special Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be present at the Special Meeting. Proxies may also be submitted by internet and telephone. See “Voting Procedures” in the Proxy Statement for additional information.

Cantor Fitzgerald Infrastructure Fund
110 E. 59th Street

New York, NY 10022
Tel 855-9-CANTOR

PROXY STATEMENT

Special Meeting of Shareholders to be held on [MEETING DATE]

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Cantor Fitzgerald Infrastructure Fund, a Delaware statutory trust (the “Fund” or the “Trust”), to be used at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on [MEETING DATE] at 11:00 a.m. Eastern time, for the purposes set forth in the accompanying notice. The Special Meeting will take place at the Fund’s principal office, which is located at 110 E. 59th Street, New York, NY 10022.

Proxies in the accompanying form that are signed, returned, and not revoked will be voted at the Special Meeting and at any adjournments or postponements thereof. Where you make a specification by means of a signed proxy, your proxy will be voted in accordance with your specification. If you make no specification on a signed proxy, your proxy will be voted in favor of the proposals. Unsigned proxies will not be counted as present at the Special Meeting. If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number, or through the Internet. To be effective, such revocation must be received before the Special Meeting. In addition, any shareholder who attends the Special Meeting in person may vote at the Special Meeting, thereby canceling any proxy previously given.

The approximate mailing date of this Proxy Statement and the accompanying proxy card is [PROXY DATE]. Proxies may be submitted by mail, telephone or internet. Please follow the instructions on the enclosed proxy card.

Important Notice Regarding the Availability of Proxy Materials For The Shareholder Meeting to Be Held on [MEETING DATE]: This Proxy Statement is available at [PROXY WEBSITE].

GENERAL OVERVIEW

This Proxy Statement presents two Proposals for the Fund, each of which are described in further detail below. The Board recommends that you vote in favor of each Proposal.

Background Information

On May 19, 2025, the Adviser’s parent company, Cantor Fitzgerald, L.P. (“CFLP”), announced that Howard W. Lutnick, CFLP’s former Chairman and Chief Executive Officer, agreed to transfer his ownership interest in CFLP to (i) trusts for the benefit of Mr. Lutnick’s adult children, for which Brandon Lutnick, the current Chairman and Chief Executive Officer of CFLP is the controlling trustee and (ii) certain other investors (no more than 10% of CFLP) (the “Transaction”) (the closing time of such Transaction, the “Effective Date”). The current executive leadership team of CFLP and the Adviser will remain in place.

The Transaction will result in a change in control of the Adviser, which may be deemed an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), that results in an automatic termination of the Fund’s previous Management Agreement with the Adviser (the “Prior Management Agreement”) on the Effective Date. The prior sub-advisory agreement for the Fund between the Adviser and Capital Innovations (the “Prior Sub-Advisory Agreement” and, together with the Prior Management Agreement, the “Prior Agreements”) will also terminate on the Effective Date as a result of the termination of the Prior Management Agreement.

Summary of Proposals

At the Special Meeting, shareholders of the Fund will be asked:

1.	To approve a new management agreement (the “New Management Agreement”) between the Fund and the Fund’s investment adviser, Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”); and

2.	To approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement” and, together with the New Management Agreement, the “New Agreements”) between the Adviser and Capital Innovations, LLC (“Capital Innovations” or the “Sub-Adviser”); and

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

PROPOSAL 1: APPROVAL OF NEW MANAGEMENT AGREEMENT BETWEEN THE FUND
AND CANTOR FITZGERALD INVESTMENT ADVISORS, L.P.

Introduction

The Board is recommending the approval of the New Management Agreement between the Fund and Cantor Fitzgerald Investment Advisors, L.P.

At meetings of the Board held on February 12, 2025 and June 27, 2025, the Board of the Trust approved the New Management Agreement, and recommended that shareholders approve the New Management Agreement. At the same meeting, the Board of Trustees approved an interim management agreement with the Adviser (the “Interim Management Agreement”), which will become effective on the Effective Date if the New Management Agreement has not yet been approved by shareholders. Under the Interim Management Agreement, the Adviser can provide advisory services to the Fund for up to 150 days between the termination of the Prior Management Agreement and shareholder approval of the New Management Agreement. Compensation earned by the Adviser under the Interim Management Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Management Agreement before the expiration of the Interim Management Agreement, the compensation (plus interest) payable under the Interim Management Agreement will be paid to the Adviser, but if the New Management Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Adviser. See “The Interim Management Agreement” below.

Under the 1940 Act, a new advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect. Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Management Agreement in order to ensure that the Adviser can continue to provide uninterrupted service as the adviser to the Fund. The New Management Agreement is expected to take effect on later of shareholder approval of the New Management Agreement and the Effective Date.

There will be no increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the advisory fee payable to the Adviser under the New Management Agreement will be the same as that payable to the Adviser under the Prior Management Agreement. The New Management Agreement is substantially similar in all material respects to the Prior Management Agreement, and the Fund’s investment strategy, management policies, and portfolio managers will not change in connection with the implementation of the New Management Agreement.

Information about the Adviser

The Adviser located at 110 E. 59th Street, New York, NY 10022 serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is a Delaware limited liability company that was formed in 2010 and commenced operations in 2011. The Adviser is a wholly owned indirect subsidiary of Cantor Fitzgerald, L.P. (“Cantor”). Founded in 1945, Cantor is a leading global financial services and real assets investment firm with over 12,000 employees in over 160 offices in 22 countries. Cantor has an investment grade credit rating. Cantor Fitzgerald & Co., a wholly owned subsidiary of Cantor, is a preeminent investment bank serving more than 7,000 institutional clients around the world, recognized for its strengths in fixed income and equity capital markets, investment banking, prime brokerage, commercial real estate and infrastructure.

Under the general supervision of the Fund’s Board, the Adviser establishes allocation targets for the investment portfolio of the Fund among the publicly listed securities in which the Fund invests and, along with the Sub-Adviser, approves the private investments in which the Fund invests. In addition, the Adviser supervises and provides oversight of the Fund’s service providers, including the Sub-Adviser. The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.

The Adviser does not expect any changes to the portfolio managers responsible for the Fund as a result of the Transaction. In addition, the Adviser has no current plans to change the manner in which investments are selected for the Fund’s portfolio.

The Prior Management Agreement, dated March 17, 2022, was approved by the Fund’s initial shareholder on June 29, 2022.

The names, titles, and principal occupations of the officers of the Adviser are set forth below. The business address for each person listed below is 110 E. 59th Street, New York, NY 10022.

Name	Title	Principal Occupation

No Independent Trustee has, or has had, any material interest in a material transaction or proposed transaction with the Adviser since the beginning of the Fund’s most recently completed fiscal year.

The New Management Agreement

The following discussion is a description of the material terms of the New Management Agreement. The form of the New Management Agreement is attached as Attachment A to this Proxy Statement.

On February 12, 2025 and June 27, 2025, the Board, including the Independent Trustees, considered and approved the New Management Agreement with the Adviser as the investment adviser to the Fund. When evaluating the reasonableness of the New Management Agreement, the Board considered multiple factors related to the reasonableness of the New Management Agreement, as further described below, including the nature of the services provided by the Adviser, as well as the costs of such services and the profits to be realized by the Adviser in providing such services. The New Management Agreement is expected to take effect on later of shareholder approval of the New Management Agreement and the Effective Date. Under the New Management Agreement, the Adviser will continue to pursue the investment strategies of the Fund by employing the methodologies described in the Fund’s Prospectus. The services to be provided by the Adviser under the New Management Agreement are the same as the services provided by the Adviser under the Prior Management Agreement.

The New Management Agreement, if approved by shareholders as proposed, will provide that it is effective for an initial one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees. The New Management Agreement may be terminated at any time on at least 60 days’ prior written notice to the Adviser, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Adviser may terminate the New Management Agreement at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the Fund. In addition, the New Management Agreement provides that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Pursuant to the New Management Agreement and as under the Prior Management Agreement, the Adviser will receive a monthly management fee computed at the annual rate of 1.50% of the Fund’s daily net assets. The following table describes the advisory fees accrued and the fees waived or recouped by the Adviser pursuant to an expense limitation agreement during the fiscal years ended March 31, 2024, and 2025.

Fiscal Year	Advisory Fees Accrued	Fee Waiver/Expense Reimbursement
2024	$475,479	($564,033)
2025	$ [__]	($[___])

Like the Prior Management Agreement, the New Management Agreement, if approved by shareholders as proposed, will continue to provide that the Adviser is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the New Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser’s part in the performance of, or from reckless disregard by the Adviser of its obligations and duties under, the New Management Agreement.

The form of the New Management Agreement is attached to this Proxy Statement as Attachment A. Please take the time to read the New Management Agreement. The description of the New Management Agreement in this Proxy Statement is only a summary. If the New Management Agreement with the Adviser is not approved by shareholders, the Board will consider other options, including a new or modified request for shareholder approval of a new investment management agreement.

Evaluation by the Fund’s Board

At meetings of the Board held on February 12, 2025 and June 27, 2025, the Board, including the Independent Trustees, discussed and approved the New Management Agreement between the Fund and the Adviser. The Board, including the Independent Trustees, also discussed and approved the Interim Management Agreement for the Fund in order for the Adviser to continue to provide services to the Fund without disruption. The Board, including the Independent Trustees, concluded that approval of the New Management Agreement is in the best interests of the Fund and its shareholders.

In connection with the Board meetings and in accordance with Section 15(c) of the 1940 Act, the Board requested, and the Adviser provided, materials relating to the Transaction and the Adviser in connection with the Board’s consideration of whether to approve the New Management Agreement. This included a description of the Transaction and its anticipated effects on the Adviser. The Board noted that the services provided under the New Management Agreement will be identical to those provided under the Prior Management Agreement. In addition, the advisory fee under the New Management Agreement will remain the same as the advisory fee under the Prior Management Agreement. The Adviser confirmed that it anticipated that, under the New Management Agreement, there would be no diminution in services provided by the Adviser to the Fund or changes in the fee payable by the Fund to the Adviser as a result of the Transaction. It was noted that the Board and the Adviser intended to use reasonable best efforts to operate the Fund in compliance with the conditions of the safe harbor in Section 15(f) of the 1940 Act so that 75% or more of the Board was not comprised of “interested persons” (as defined in the 1940 Act) of the Adviser and would remain so for three years following the Effective Date, and that no “unfair burden” (as defined in the 1940 Act) would be imposed on the Fund by the Adviser during the two-year period following the Effective Date.

In considering whether to approve the New Management Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Adviser’s practices regarding brokerage and portfolio transactions; and (6) the Adviser’s practices regarding possible conflicts of interest.

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Management Agreement, including the types of information and factors that should be considered in order to make an informed decision.

Nature, Extent and Quality of Services. The Trustees considered the responsibilities of the Adviser under the New Management Agreement. The Trustees reviewed the services provided by the Adviser to the Fund including, without limitation, the quality of its investment advisory services since inception and its coordination of services among the service providers. The Trustees evaluated the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; the Adviser’s compliance program; and the Adviser’s financial condition. After reviewing the foregoing information and further information in the memorandum from the Adviser (e.g., descriptions of the Adviser’s business, compliance program, and ADV), the Board concluded that the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate.

Performance. The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar category and peer group average). The Trustees noted that the Fund outperformed the peer group, category, and benchmark indices for all periods shown with the exception of the S&P 500 TR Index. The Trustees noted that the Adviser believed the underperformance compared to the S&P 500 TR Index during the period was attributable to industries outside the scope of the Fund’s infrastructure-focused strategy. The Trustees also considered the Adviser’s role in supervising the investment activity of the Sub-Adviser. After reviewing the investment performance of the Fund and other factors, the Board concluded that the investment performance of the Fund and the Adviser were satisfactory.

Fees and Expenses. The Trustees next considered information regarding the management fee for the Fund. The Trustees noted that the management fee for the Fund was slightly higher than the peer group average and higher than the Morningstar category average. The Trustees noted that the Adviser believed that the Fund’s management fee and net expense ratio are higher than the Morningstar category average because of the holdings of the underlying category funds generally consisting of primarily publicly traded securities while the Fund holds primarily private securities which are generally more expensive than public securities. Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser were not unreasonable in relation to the nature and quality of the services provided by the Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Profitability. The Trustees considered the Adviser’s profitability in connection with its management of the Fund. The Trustees also took into account the services the Adviser provides under the Prior Management Agreement including the Adviser’s costs in managing the Fund. The Board noted that the Adviser did not realize a profit for the prior twelve months of operations. The Trustees discussed the profitability level of the Adviser, noting, among other factors and circumstances, that the level of profitability was not excessive.

Economies of Scale. In this regard, the Trustees reviewed the Fund’s operational history and noted that the Adviser believes the Fund has begun to benefit from economies of scale. The Trustees noted that the advisory fee does not have any breakpoints. The Trustees further noted that the Adviser believes the management fee is competitive for the Fund’s contemplated asset levels.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the New Management Agreement, the Board, including the Independent Trustees, approved the New Management Agreement and voted to recommend it to the shareholders of the Fund for approval.

Section 15(f) of the 1940 Act

With respect to the Fund, the Transaction was structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the Adviser. At least 75% of the Board are not “interested persons”, and the Board has no current intention to change the Board’s composition during the three-year period after the Effective Date in a manner that would cause the Board to fail this requirement. Second, an “unfair burden” (as defined in the 1940 Act) must be not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the transaction whereby the adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The advisory fee under the New Management Agreement will remain the same as the advisory fee under the Prior Management Agreement, and there is no intention to increase the management fee payable to the Adviser during the two-year period after the Effective Date.

Interim Management Agreement

If shareholders have not yet approved the New Management Agreement by the Effective Date, the Adviser and the Fund plan to enter into the Interim Management Agreement. The Interim Management Agreement was considered and approved by the Board, including the Independent Trustees, at meetings of the Board held on February 12, 2025 and June 27, 2025.

The terms of the Prior Management Agreement, the Interim Management Agreement, and the New Management Agreement are substantially similar. There has not been, and there will not be, an increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction. The services provided by the Adviser under the Interim Management Agreement are identical to the services provided by the Adviser under the Prior Management Agreement.

There are no material differences between the Prior Management Agreement and the Interim Management Agreement, except for the term and termination provisions. In addition, the Interim Management Agreement contains provisions that state that the fee payable by the Fund to the Adviser will be paid into an interest-bearing escrow account with the Fund’s custodian or a bank for the period during which the Interim Management Agreement is in effect. Under the terms of the Interim Management Agreement and in accordance with Rule 15a-4 under the 1940 Act: (i) the term of the Interim Management Agreement is the earlier of 150 days from the effective date of the Interim Management Agreement or the date on which the New Management Agreement is approved by the shareholders of the Fund; and (ii) the Interim Management Agreement may be terminated by the Board on 10 days’ written notice to the Adviser. If shareholders of the Fund do not approve the New Management Agreement within 150 days from the date of the Interim Management Agreement, the Adviser will be paid the lesser of: (i) the total amount in the escrow account, including interest earned; or (ii) the costs incurred in providing services under the Interim Management Agreement, including interests earned on that amount held in the escrow account.

Pursuant to the Interim Management Agreement and as under the Prior Management Agreement, the Adviser will receive a monthly management fee computed at the annual rate of 1.50% of the Fund’s daily net assets.

Conclusion

The Board believes approval of the New Management Agreement will benefit the Fund and its shareholders. The Board recommends voting FOR the Proposal. In the event that the Proposal is not approved by the Fund’s shareholders, the Board will then consider what action, if any, should be taken with respect to the Fund.

*          *          *

REQUIRED VOTE AND THE BOARD’S RECOMMENDATION

The approval of the Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, attending the Special Meeting in person or presented by proxy, at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

*          *          *

PROPOSAL 2: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN CANTOR FITZGERALD INVESTMENT ADVISORS, L.P. AND CAPITAL INNOVATIONS, LLC

Introduction

The Board is recommending the approval of the New Sub-Advisory Agreement for the Fund between Cantor Fitzgerald Investment Advisors, L.P. and Capital Innovations.

At meetings of the Board held on February 12, 2025 and June 27, 2025, the Board of the Trust approved the New Sub-Advisory Agreement, and recommended that shareholders approve the New Sub-Advisory Agreement. At the same meeting, the Board of Trustees approved an interim sub-advisory agreement between the Adviser and the Sub-Adviser (the “Interim Sub-Advisory Agreement”), which will become effective on the Effective Date if the New Sub-Advisory Agreement has not yet been approved by shareholders. Under the Interim Sub-Advisory Agreement, the Sub-Adviser can provide advisory services to the Fund for up to 150 days between the termination of the Prior Sub-Advisory Agreement and shareholder approval of the New Sub-Advisory Agreement. Compensation earned by the Sub-Adviser under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Sub-Advisory Agreement before the expiration of the Interim Sub-Advisory Agreement, the compensation (plus interest) payable under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser, but if the New Sub-Advisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Sub-Adviser. See “The Interim Sub-Advisory Agreement” below.

Under the 1940 Act, a new sub-advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect. Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Sub-Advisory Agreement in order to ensure that Capital Innovations can continue to provide uninterrupted service as sub-adviser to the Fund. The New Sub-Advisory Agreement is expected to take effect on later of shareholder approval of the New Sub-Advisory Agreement and the Effective Date.

There will be no increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the sub-advisory fee payable by the Adviser to Capital Innovations under the New Sub-Advisory Agreement will be the same as that payable by the Adviser to Capital Innovations under the Prior Sub-Advisory Agreement. The New Sub-Advisory Agreement is substantially similar in all material respects to the Prior Sub-Advisory Agreement, and the Fund’s investment strategy, management policies, and portfolio managers will not change in connection with the implementation of the New Sub-Advisory Agreement. Capital Innovations confirmed to the Board that it anticipated that there will be no diminution in the nature, extent or quality of the services provided to the Fund in connection with the implementation of the New Sub-Advisory Agreement.

Information about the Sub-Adviser

The Adviser has engaged Capital Innovations to provide ongoing research, recommendations, and day-to-day portfolio management with respect to the Fund’s investment portfolio.

The Sub-Adviser was founded in 2007 and is registered as an investment adviser with the SEC pursuant to the provisions of the Advisers Act. The co-founders and portfolio managers of the Sub-Adviser, Michael Underhill and Susan Dambekaln, have substantial experience in advising client accounts across both publicly traded securities and private funds, and pursuing an investment strategy substantially similar to the strategy being pursued by the Fund. The Sub-Adviser is a privately-held, alternative investment asset manager strategically positioned to investors.

The Transaction will have no impact on Capital Innovations, its personnel or its services to the Fund. Capital Innovations has served as the Fund’s sub-adviser since the Fund commenced operations on June 30, 2022. The Prior Sub-Advisory Agreement, dated March 11, 2022, was approved by the Fund’s shareholders on June 29, 2022.

The names, titles, and principal occupations of the officers of Capital Innovations are set forth below. The business address for each person listed below is N19W24400 Riverwood Dr., Suite 350, Waukesha, Wisconsin 53188.

Name	Title	Principal Occupation
Michael D. Underhill	Chief Executive Officer	Chief Executive Officer, Capital Innovations
Susan L. Dambekaln	President and Chief Operating Officer	President and Chief Operating Officer, Capital Innovations

No Trustee has, or has had, any material interest in a material transaction or proposed transaction with Capital Innovations since the beginning of the Fund’s most recently completed fiscal year.

The New Sub-Advisory Agreement

The following discussion is a description of the material terms of the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is attached as Attachment B to this Proxy Statement.

On February 12, 2025 and June 27, 2025, the Board considered and approved the New Sub-Advisory Agreement. When evaluating the reasonableness of the New Sub-Advisory Agreement, the Board considered multiple factors related to the reasonableness of the New Sub-Advisory Agreement, as further described below, including the nature of the services provided by Capital Innovations, as well as the costs of such services and the profits to be realized by Capital Innovations in providing such services. The New Sub-Advisory Agreement is expected to take effect on later of shareholder approval of the New Sub-Advisory Agreement and the Effective Date. Under the New Sub-Advisory Agreement, Capital Innovations will continue to pursue the investment strategies of the Fund by employing the methodologies described in the Fund’s Prospectus. The services to be provided by Capital Innovations under the New Sub-Advisory Agreement are the same as the services provided by Capital Innovations under the Prior Sub-Advisory Agreement.

The New Sub-Advisory Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees. The New Sub-Advisory Agreement may be terminated at any time on at least 60 days’ prior written notice to Capital Innovations, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; and further, it may be terminated at any time by the Adviser, on at least 60 days’ prior written notice to Capital Innovations, and subject to certain termination conditions as agreed to between the Adviser and Capital Innovations. Capital Innovations may terminate the New Sub-Advisory Agreement at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the Adviser and the Fund. In addition, the New Sub-Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Pursuant to the New Sub-Advisory Agreement and as under the Prior Sub-Advisory Agreement, Capital Innovations will receive a monthly management fee computed at the annual rate of 0.35% of the Fund’s daily net assets. During the fiscal years ended March 31, 2024 and 2025, Capital Innovations received $46,485.42 and $[___], respectively, in sub-advisory fees from the Adviser.

Like the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement, if approved by shareholders as proposed, will continue to provide that Capital Innovations is not liable for any error of judgment or for any loss suffered by the Adviser or the Fund in connection with the performance of the New Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on Capital Innovations’ part in the performance of, or from reckless disregard by Capital Innovations of its obligations and duties under, the New Sub-Advisory Agreement.

The form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Attachment B. Please take the time to read the New Sub-Advisory Agreement. The description of the New Sub-Advisory Agreement in this Proxy Statement is only a summary. If the New Sub-Advisory Agreement with Capital Innovations is not approved by shareholders, the Board will consider other options, including a new or modified request for shareholder approval of a new investment sub-advisory agreement.

Evaluation by the Fund’s Board

At meetings of the Board held on February 12, 2025 and June 27, 2025, the Board, including the Independent Trustees, discussed and approved the New Sub-Advisory Agreement between the Adviser and Capital Innovations. The Board, including the Independent Trustees, also discussed and approved the Interim Sub-Advisory Agreement for the Fund in order for Capital Innovations to continue to provide services to the Fund without disruption. The Board, including the Independent Trustees, concluded that approval of these agreements was in the best interests of the Fund and its shareholders.

In connection with the Board meetings and in accordance with Section 15(c) of the 1940 Act, the Board requested, and the Adviser and Capital Innovations provided, materials relating to the Board’s consideration of whether to approve the New Sub-Advisory Agreement. This included a description of the Transaction and its anticipated effects on Capital Innovations. The Board noted that the services provided under the New Sub-Advisory Agreement will be identical to those provided under the Prior Sub-Advisory Agreement. In addition, the sub-advisory fee under the New Sub-Advisory Agreement will remain the same as the sub-advisory fee under the Prior Sub-Advisory Agreement. Capital Innovations confirmed that under the New Sub-Advisory Agreement that it anticipated that there would be no diminution in services provided by Capital Innovations to the Fund or changes in the fee payable by the Adviser to Capital Innovations as a result of the Transaction.

In considering whether to approve the New Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by Capital Innovations; (2) the investment performance of the Fund and Capital Innovations; (3) the costs of the services to be provided and profits to be realized by Capital Innovations and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether sub-advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) Capital Innovations’ practices regarding brokerage and portfolio transactions; and (6) Capital Innovations’ practices regarding possible conflicts of interest.

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Sub-Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.

Nature, Extent and Quality of Services. The Trustees considered the responsibilities of Capital Innovations under the New Sub-Advisory Agreement. The Trustees reviewed the services provided by Capital Innovations to the Fund including, without limitation, the quality of its investment sub-advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies and limitations. The Trustees evaluated Capital Innovations’ staffing, personnel, and methods of operating; the education and experience of Capital Innovations’ personnel; compliance program; and financial condition. It was noted that Capital Innovations did not have any changes to their personnel since the last review. After reviewing the foregoing information and further information in the memorandum from Capital Innovations (e.g., descriptions of Capital Innovations’ business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by Capital Innovations were satisfactory and adequate for the Fund.

Performance. The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar category and peer group average). The Trustees noted that the Fund outperformed the peer group, category, and benchmark indices for all periods shown with the exception of the S&P 500 TR Index. The Trustees noted that Capital Innovations believed the underperformance compared to the S&P 500 TR Index during the period was attributable to industries outside the scope of the Fund’s infrastructure-focused strategy. After reviewing the investment performance of the Fund and other factors, the Board concluded that the investment performance of the Fund and Capital Innovations were satisfactory.

Fees and Expenses. The Trustees first noted the sub-advisory fee for the Fund under the New Sub-Advisory Agreement. The Trustees compared the sub-advisory fee of the Fund to other comparable accounts managed by Capital Innovations and noted that Capital Innovations fee paid to Capital Innovations with respect to its services to the Fund was lower than that paid to comparable accounts. Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Capital Innovations were not unreasonable in relation to the nature and quality of the services provided by Capital Innovations and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Profitability. The Trustees considered Capital Innovations’ profitability in connection with its management of the Fund. The Trustees also took into account the services Capital Innovations provides under the Prior Sub-Advisory Agreement including Capital Innovations’ costs in managing the Fund. The Board noted that Capital Innovations did not realize a profit for the prior twelve months of operations. The Trustees discussed the profitability level of Capital Innovations, noting, among other factors and circumstances, that the level of profitability was not excessive.

Economies of Scale. The Trustees reviewed the Fund’s operational history and noted that Capital Innovations believes the Fund has begun to benefit from economies of scale. The Trustees noted that the advisory fee does not have any breakpoints. The Trustees further noted that the Adviser and Capital Innovations believe the management fee is competitive for the Fund’s contemplated asset levels.

Having requested and received such information from Capital Innovations as the Trustees believed to be reasonably necessary to evaluate the terms of the New Sub-Advisory Agreement, the Board, including the Independent Trustees, approved the New Sub-Advisory Agreement and voted to recommend it to the shareholders of the Fund for approval.

The Interim Sub-Advisory Agreement

If shareholders have not yet approved the New Sub-Advisory Agreement by the Effective Date, the Adviser and Capital Innovations plan to enter into the Interim Sub-Advisory Agreement. The Interim Sub-Advisory Agreement was considered and approved by the Board, including the Independent Trustees, at meetings of the Board held on February 12, 2025 and June 27, 2025. The Board discussed the Transaction, and the Adviser recommended the approval of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement in connection with the automatic termination of the Prior Sub-Advisory Agreement. Prior to the approval of the Interim Sub-Advisory Agreement, Capital Innovations served as the sub-adviser to the Fund pursuant to the Prior Sub-Advisory Agreement.

The terms of the Prior Sub-Advisory Agreement, the Interim Sub-Advisory Agreement, and the New Sub-Advisory Agreement are substantially similar. There has not been, and there will not be, an increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the sub-advisory fee payable by the Adviser to Capital Innovations under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement will be the same as that payable by the Adviser to Capital Innovations under the Prior Sub-Advisory Agreement. During the Board meetings, Capital Innovations confirmed to the Board that it anticipated that there will be no diminution in the nature, extent or quality of the services provided to the Fund as a result of the Transaction. The services provided by Capital Innovations under the Interim Sub-Advisory Agreement are identical to the services provided by Capital Innovations under the Prior Sub-Advisory Agreement.

There are no material differences between the Prior Sub-Advisory Agreement and the Interim Sub-Advisory Agreement, except for the term and termination provisions. In addition, the Interim Sub-Advisory Agreement contains provisions that state that the fee payable by the Adviser to Capital Innovations will be paid into an interest-bearing escrow account with the Fund’s custodian or a bank for the period during which the Interim Sub-Advisory Agreement is in effect. Under the terms of the Interim Sub-Advisory Agreement and in accordance with Rule 15a-4 under the 1940 Act: (i) the term of the Interim Sub-Advisory Agreement is the earlier of 150 days from the effective date of the Interim Sub-Advisory Agreement or the date on which the New Sub-Advisory Agreement is approved by the shareholders of the Fund; and (ii) the Interim Sub-Advisory Agreement may be terminated by the Board on 10 days’ written notice to Capital Innovations. If shareholders of the Fund do not approve the New Sub-Advisory Agreement within 150 days from the date of the Interim Sub-Advisory Agreement, Capital Innovations will be paid the total amount in the escrow account, including interest earned.

Pursuant to the Interim Sub-Advisory Agreement and as under the Prior Sub-Advisory Agreement, Capital Innovations will receive a monthly management fee computed at the annual rate of 0.35% of the Fund’s daily net assets.

Conclusion

The Board believes approval of the New Sub-Advisory Agreement will benefit the Fund and its shareholders. The Board recommends voting FOR the Proposal. In the event that the Proposal is not approved by the Fund’s shareholders, the Board will then consider what action, if any, should be taken with respect to the Fund.

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REQUIRED VOTE AND THE BOARD’S RECOMMENDATION

The approval of the Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, attending the Special Meeting in person or presented by proxy, at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

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VOTING INFORMATION

Voting Procedures

Shareholders may vote by submitting a proxy to the Fund or by attending the Special Meeting and voting in person. In order to submit a proxy, a shareholder may mark, sign, and date the enclosed proxy and return it to the Fund using the enclosed envelope. No postage is required if the proxy is mailed in the United States. In the alternative, completed proxies may also be submitted by internet or telephone via the instructions in the enclosed proxy card.

The holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting (a “quorum”) must be present (attending the Special Meeting in person or by proxy) in order to conduct business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. No adjournment will be made for a period exceeding 120 days after the Record Date. In determining whether to adjourn the Special Meeting with respect to one or more of the Proposals, the following factors may be considered: the nature of the Proposal(s), the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote by the holders of a majority of the Fund’s shares eligible to vote that are represented at the Special Meeting in person or by proxy.

The person named as proxy will vote in favor of any such adjournment those proxies that instruct them to vote in favor of the Proposals to be considered at the adjourned meeting and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on the Proposal to be considered at the adjourned meeting. By voting for the Proposals, a shareholder is giving the person named as proxy the discretion to vote in favor of any required adjournment of the Special Meeting to obtain a quorum.

“Broker non-votes” and abstentions will not be counted for purposes of determining the presence of a quorum or for any other purpose. Under the rules applicable to broker-dealers, if a broker holds a shareholder’s shares in the broker’s name, the broker will not be entitled to vote those shares if the broker has not received instructions from the shareholder. A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. The proposals described in this Proxy Statement are considered “non-routine” for purposes of determining broker-non-votes. Therefore, if a beneficial owner does not give instructions to their broker, that person’s shares will not be considered present at the meeting for quorum or any other purpose.

The duly appointed proxy or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.

Shareholder Proposals

The Fund has not received any shareholder proposals for this Special Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received within a reasonable period of time before the Fund begins to print and mail its proxy materials. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws relating to inclusion.

A shareholder proposal intended to be presented at any future meetings of the Fund’s shareholders should be sent to the Fund c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, OH 45246 or Via Overnight Mail: 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246, by calling toll-free 833-701-4393. The Fund does not hold annual meetings of shareholders.

Revocation of Proxy

A shareholder who executes a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Special Meeting and voting in person. A new proxy can be submitted by any of the same means by which the original proxy could be submitted: mail, telephone, or internet. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently dated proxy, (2) deliver to the Fund a written notice of revocation, or (3) otherwise give notice of revocation during the Special Meeting, in all cases prior to the exercise of the authority granted in the proxy.

Proxy Solicitation; Expenses

The Fund’s Board is making this solicitation of proxies. Solicitation will be made primarily by mail, but may also be made by telephone, facsimile, electronic mail, or personal interview conducted by certain officers or employees of the Fund and the Adviser without additional compensation or, if necessary, a commercial firm retained for this purpose. The Adviser will bear all of the costs of soliciting proxies from shareholders, including the cost of assembling and mailing this Proxy Statement and the enclosed materials for the Fund. The Fund intends to ask brokers and banks holding shares in their names or in the names of nominees to solicit proxies from customers owning such shares, where applicable. The Fund has engaged Broadridge Financial Solutions, Inc. for inquires, to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Fund in soliciting proxies for the Special Meeting at an approximate cost of $[__].

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ADDITIONAL INFORMATION

Voting Securities

The Fund is a continuously offered, non-diversified, closed-end investment management company that is operated as an interval fund. As of [RECORD DATE], the Record Date, there were [___] shares of the Fund outstanding and entitled to vote at the Special Meeting. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held as of the Record Date.

Principal Holders of Voting Securities

To the best knowledge of the Trust, the following tables contain information regarding the ownership of the Fund as of the Record Date by any person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Trust to be the beneficial owner of more than five percent of any class of shares of the Fund. As of the Record Date, the Fund’s Trustees and officers did not own shares of the Fund.

Class A Shares

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent

Class C Shares

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent

Class I Shares

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent

Class S Shares

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

The Fund’s Investment Adviser and Principal Underwriter

The current investment adviser for the Fund is Cantor Fitzgerald Investment Advisors, L.P., located at 110 E. 59th Street, New York, NY 10022. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is a Delaware limited liability company that was formed in 2010 and commenced operations in 2011. The Adviser is a wholly owned indirect subsidiary of Cantor.

The Fund’s principal underwriter is Ultimus Fund Distributors, LLC, with an address at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Fund Service Providers

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administration, fund accounting and transfer agency services to the Fund and supplies certain officers to the Fund pursuant to a fund services agreement with the Fund.

Payments to Affiliated Brokers

During the fiscal year ended March 31, 2025, the Fund paid $[0] in affiliate party brokerage commissions.

Shareholder Reports

The Fund’s annual and semi-annual reports are available upon request, without charge, by calling the Fund toll free at 855-9-CANTOR.

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OTHER MATTERS

The Board is not aware of any other matters that may come before the Special Meeting. However, should any such matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgement on such matters.

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IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

[PROXY DATE]

By Order of the Board of Trustees

/s/ William Ferri
William Ferri
Trustee and Chairman

FORM OF

MANAGEMENT AGREEMENT

Dear Sir/Madam:

Cantor Fitzgerald Infrastructure Fund (the “Trust” or the “Fund”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of a closed-end management investment company that is operated as an interval fund.

You have been selected to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows:

1.	ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to the Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable. You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

You shall provide at least sixty (60) days prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in control. You shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Fund.

2.	USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the “Act”), by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of the Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act). Any such delegation shall not relieve you from any liability hereunder.

3.	ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your limited liability company and will make available, without expense to the Fund, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust’s Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with you. The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your corporation or limited liability company will be paid by the Fund. You will pay all advertising, promotion and other distribution expenses incurred in connection with the Fund’s shares to the extent such expenses are not permitted to be paid by the Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.

The Fund will be responsible for the payment of all operating expenses of the Fund, including offering expenses; the compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to with any servicing plan; and all other operating expenses not specifically assumed by you. The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.	COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee based on the average value of the daily net assets of the Fund and paid at an annual rate of 1.50%.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

5.	EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or as delegated by you to any sub-adviser), subject to review of this selection by the Board of Trustees from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing the Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board of Trustees shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

A broker’s or dealer’s sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of the Fund. You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) the Fund’s portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from the Fund’s portfolio transactions through such broker or dealer. However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of the Fund provided the Board of Trustees has adopted policies and procedures under Rule 12b-l(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to your clients concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund.

6.	PROXY VOTING

You (or as delegated by you to a sub-adviser) will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. Such proxies will be voted in a manner that you (or the applicable sub-adviser) deem, in good faith, to be in the best interest of the Fund and in accordance with your (or the applicable sub-adviser’s) proxy voting policy. You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement

7.	CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-l) from violating the code.

8.	SERVICES NOT EXCLUSIVE

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Fund.

9.	LIMITATION OF LIABILITY OF MANAGER

a. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund Registration Statement except for information supplied by the Adviser for inclusion therein. In no event shall the Adviser be liable for any special, consequential or punitive damages.

b. To the fullest extent permitted by law, the Fund shall, subject to Section 9(d) of this Agreement, indemnify the Adviser (including for this purpose each officer, director, shareholder, member, principal, partner, manager, employee or agent of, any person who controls, is controlled by or is under common control with, or any other person designated by the Sub-Adviser as an indemnitee (as defined herein) (each such person, including the Adviser, being referred to as an “indemnitee”)) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Adviser to the Fund, or the past or present performance of services to the Fund in accordance with this Agreement by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense has been finally determined in a judicial decision on the merits from which no further appeal may be taken in any action, suit, investigation or other proceeding to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith or gross negligence. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section 9 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 9.

c. Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Fund in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Fund amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 9(b) of this Agreement, so long as (i) the indemnitee provides security for the undertaking, (ii) the Fund is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (iii) a majority of the Trustees of the Fund who are not “interested persons” (as that term is defined in the Act) of the Fund (“Independent Trustees”) (excluding any Trustee who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines based on a review of readily available facts (as opposed to a full trial-type inquiry) that reason exists to believe that the indemnitee ultimately shall be entitled to indemnification.

d. As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence, indemnification shall be provided in accordance with Section 9(b) of this Agreement if (i) approved as in the best interests of the Fund by a majority of the Independent Trustees (excluding any Board Trustee who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Fund and that the indemnitee is not liable to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence or (ii) the Board trustees secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that indemnification would not protect the indemnitee against any liability to the Fund or its shareholders to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

e. Any indemnification or advancement of expenses made in accordance with this Section 9 shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 9 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made in accordance with this Section 9 the Fund shall be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken that, the indemnitee has not met the applicable standard of conduct described in this Section 9. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 9, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 9 shall be on the Fund (or on any shareholder acting derivatively or otherwise on behalf of the Fund or its shareholders).

f. An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 9 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no shareholder shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

g. The rights of indemnification provided in this Section 9 shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 9 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of the Adviser or any indemnitee. This Section 9 shall survive the termination of the Agreement.

10.	DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin on the date the Fund’s shareholders approve this Agreement, and shall continue in effect with respect to the Fund for a period of one year. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of such Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may, on sixty (60) days’ written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

11.	AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

12.	LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Cantor Fitzgerald Sustainable Infrastructure Fund” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any share of the Trust, personally, but bind only the trust property of the Trust (and only the property of the Fund), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of the Fund) as provided in its Agreement and Declaration of Trust.

13.	SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

14.	BOOKS AND RECORDS

In compliance with the requirements of Rule 3la-3 under the Act, you agree that all records that you maintain for the Trust are the property of the Trust, and you agree to surrender promptly to the Trust such records upon the Trust’s request. You further agree to preserve for the periods prescribed by Rule 3la-2 under the Act all records that you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

15.	QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of New York.

(b) For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

16.	NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 110 E. 59th Street, New York, NY 10022.

17.	CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. You agree that, consistent with your Code of Ethics, neither you nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund’s portfolio holdings.

18.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19.	BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

20.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

CANTOR FITZGERALD SUSTAINABLE INFRASTRUCTURE FUND

By:
Name:	William Ferri
Title:	President and Principal Executive Officer
Date:	[__], 2025

ACCEPTANCE: The foregoing Agreement is hereby accepted.

CANTOR FITZGERALD INVESTMENT ADVISORS, L.P.

By:
Name:
Title:	Chief Executive Officer
Date:	[__], 2025

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement (the “Agreement”) is made and entered into as of [__], 2025 by and among Cantor Fitzgerald Investment Advisors, L.P., a Delaware limited partnership (the “Adviser”), Capital Innovations, LLC, a Delaware limited liability company (the “Sub-Adviser”), and Cantor Fitzgerald Sustainable Infrastructure Fund, a Delaware statutory trust (the “Fund”), solely as a party with respect to Sections 1 and 4 hereof.

WHEREAS, the Adviser acts as the investment adviser to the “Fund” pursuant to that certain Investment Advisory Agreement, dated as of [__], 2025, by and between the Adviser and the Fund (the “Advisory Agreement”);

WHEREAS, the Fund is a closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that has elected to operate as an interval fund pursuant to Rule 23c-3 under the 1940 Act;

WHEREAS, each of the Adviser and Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser, subject to the approval of the Board of Trustees of the Fund (the “Board”), desires to retain the Sub-Adviser to assist the Adviser in rendering certain investment management services to the Fund as described herein, and the Sub-Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Engagement and Obligations of Sub-Adviser. The Adviser hereby appoints and retains the Sub-Adviser to act as a sub-adviser to the Adviser and to provide the following services for the period and on the terms and conditions set forth in this Agreement.

a.	Services. The Sub-Adviser agrees to perform the following services (the “Services”):

i.	Allocation of Fund Assets Between Public and Private Markets – on at least a quarterly basis, the Adviser and Sub-Adviser shall meet to determine the broad allocation of the assets of the Fund, subject to the investment objective and strategies of the Fund as set forth in the then-effective registration statement of the Fund (the “Fund Registration Statement”), between publicly traded securities and privately offered securities. Within such investment parameters, the Sub-Adviser shall provide portfolio management services on: a discretionary basis with respect to the portion of the Fund’s portfolio that is allocated to publicly traded Securities (the “Discretionary Services”), and a non-discretionary basis with respect to the portion of the Fund’s portfolio that is allocated to privately offered securities (the “Non-Discretionary Services”);

ii.	Discretionary Services – with regard to investments of the Fund in publicly traded securities, the portfolio management services provided to the Fund by the Sub-Adviser shall be provided on a discretionary basis, subject to the investment objective and strategies of the Fund as set forth in the Fund Registration Statement and any additional investment limitations that the Adviser and Sub-Adviser may agree to from time to time;

iii.	Non-Discretionary Services – with regard to investments of the Fund in privately offered Securities, the portfolio management services provided to the Fund by the Sub-Adviser shall be provided on a non-discretionary basis. To that end, the Sub-Adviser shall develop investment recommendations which shall be presented to the Investment Committee of the Adviser (the “Investment Committee”). The Investment Committee shall be comprised of 6 representatives – three members of which shall be appointed by the Adviser and three members of which shall be appointed by the Sub-Adviser. The Investment Committee shall meet on an “as-needed” basis to consider proposed investments;

iv.	Upon the reasonable request from the Adviser or the Fund, provide the Fund and/or the Adviser (as necessary) with such records concerning the Sub-Adviser’s activities with respect to the Services which the Fund or the Adviser are required to maintain under applicable law or regulation;

v.	To the extent applicable, select brokers and dealers to execute the purchase and/or sale, consistent with the Sub-Adviser’s duty to seek "best execution" on behalf of the Fund, of portfolio securities of the Fund;

vi.	Perform such other services as may be agreed upon by the Sub-Adviser and the Adviser from time to time; and

vii.	Render regular reports to the Board and the officers of the Fund concerning the foregoing responsibilities with such frequency and containing such information as is regular and customary in the industry or as may be otherwise agreed upon by the Sub-Adviser and Adviser from time to time.

b.	Expenses and Personnel. The Sub-Adviser agrees, at its own expense, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein. The Fund shall bear, and reimburse the Sub-Adviser for all expenses incurred on its behalf associated with, the costs and expenses of its investment operations and its investment transactions, including, without limitation, costs and expenses relating to: (i) the making of investments, including all fees and expenses (including third-party fees and expenses) with respect to, or associated with, identifying, evaluating (including due diligence, research, and research-related travel expenses) and investing in, portfolio companies and securities; (ii) monitoring investments, including expenses and fees payable to third parties with respect to performance, operational and legal review, and compliance and investment oversight and reporting; and (iii) portfolio expenses, including expenses and fees associated with holding a portfolio company or security. The foregoing notwithstanding, any expenses incurred by the Sub-Adviser on behalf of the Fund as described herein shall be both reasonable and consistent with the fiduciary obligations of the Sub-Adviser to the Fund and the shareholders of the Fund and shall not represent overhead expenses of the Sub-Adviser. For avoidance of doubt, the Sub-Adviser assumes no obligation with respect to, and shall not be responsible for, the expenses of the Adviser or the Fund in fulfilling the Sub-Adviser’s obligations hereunder.

c.	Books and Records. All books and records prepared and maintained by the Sub-Adviser for the Adviser and/or the Fund under this Agreement shall be the property of the Adviser and/or the Fund and, upon request therefor, the Sub-Adviser shall surrender to the appropriate party such of the books and records so requested; provided, however, that the Sub-Adviser shall be permitted to maintain a copy of all materials for its own records.

d.	Independent Contractor Status. The Sub-Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent of the Adviser or the Fund.

2.	Compensation of the Sub-Adviser. The Sub-Advisory Fee payable to the Sub-Adviser with respect to the Fund shall be as set forth on Schedule A hereto, as such Schedule may be amended from time to time (the “Fee”). The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund Registration Statement, and shall be paid to the Sub-Adviser by the Adviser on a monthly basis within 30 days of the end of each month.

3.	Wholesaling and Distribution Services.

a.	Wholesaling Services. The Adviser shall cause Cantor Fitzgerald & Co. (“Cantor”), its affiliate, to execute a wholesaling/selling agreement with the statutory distributor of the Fund (the “Selling Agreement”), pursuant to which it shall become the wholesaler for the Fund. Upon effectiveness of the Selling Agreement, Cantor will perform all necessary functions and customary services provided in connection with offerings similar to that contemplated in connection with the Fund. The terms and compensation set forth in the Selling Agreement shall be mutually agreed upon by Cantor and the Fund and consistent with market norms with respect to each distribution channel contemplated thereby.

b.	Marketing and Consulting Services. In addition to the wholesaling services set forth above, the Adviser will cause Cantor to:

i.	Develop marketing material for the Fund;

ii.	Advise the Adviser and Sub-Adviser as to market penetration and marketing strategies for each distribution channel through which the Fund will be offered;

iii.	Provide training to its wholesalers tailored to the unique offering of the Fund and the expertise of the Sub-Adviser; and

iv.	Provide such other services as Cantor, the Adviser or the Fund may agree upon in writing from time to time.

c.	Approval of Marketing Materials. Either the Adviser or Cantor, as applicable, shall provide the Sub-Adviser with reasonable notice to review, comment on and approve materials which include the name of the Sub-Adviser, its corporate parent or affiliates in any marketing materials of the Fund, including any fact sheets, teasers, registration statement, or similar formal promotional items (the “Fund Marketing Materials”) provided to any investor or potential investor in the Fund, broker, investment adviser or other third party, and shall obtain the written consent, which consent shall not be unreasonably withheld, of the Sub-Adviser prior to such materials being delivered to such investor, broker, investment adviser or other third party.

4.	Limits of Liability; Indemnification.

a.	The Sub-Adviser assumes no responsibility under this Agreement other than to render the Services called for hereunder. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Adviser or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund Registration Statement except for information supplied by the Sub-Adviser for inclusion therein. In no event shall the Sub-Adviser be liable for any special, consequential or punitive damages.

b.	To the fullest extent permitted by law, the Fund shall, subject to Section 4(d) of this Agreement, indemnify the Sub-Adviser (including for this purpose each officer, director, shareholder, member, principal, partner, manager, employee or agent of, any person who controls, is controlled by or is under common control with, or any other person designated by the Sub-Adviser as an indemnitee (as defined herein) (each such person, including the Sub-Adviser, being referred to as an “indemnitee”)) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Sub-Adviser to the Fund, or the past or present performance of services to the Fund in accordance with this Agreement by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense has been finally determined in a judicial decision on the merits from which no further appeal may be taken in any action, suit, investigation or other proceeding to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith or gross negligence. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section 4 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 4.

c.	Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Fund in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Fund amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 4(b) of this Agreement, so long as (i) the indemnitee provides security for the undertaking, (ii) the Fund is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (iii) a majority of the Trustees of the Fund who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (“Independent Trustees”) (excluding any Trustee who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines based on a review of readily available facts (as opposed to a full trial-type inquiry) that reason exists to believe that the indemnitee ultimately shall be entitled to indemnification.

d.	As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence, indemnification shall be provided in accordance with Section 4(b) of this Agreement if (i) approved as in the best interests of the Fund by a majority of the Independent Trustees (excluding any Board Trustee who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Fund and that the indemnitee is not liable to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence or (ii) the Board trustees secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that indemnification would not protect the indemnitee against any liability to the Fund or its shareholders to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

e.	Any indemnification or advancement of expenses made in accordance with this Section 4 shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 4 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made in accordance with this Section 4 the Fund shall be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken that, the indemnitee has not met the applicable standard of conduct described in this Section 4. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 4, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 4 shall be on the Fund (or on any shareholder acting derivatively or otherwise on behalf of the Fund or its shareholders).

f.	An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 4 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no shareholder shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

g.	The rights of indemnification provided in this Section 4 shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 4 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of the Adviser or any indemnitee. This Section 4 shall survive the termination of the Agreement.

5.	Term and Termination of Sub-Advisory Agreement. The Agreement shall become effective on the date the Fund’s shareholders approve this Agreement and shall remain in effect for an initial term of one year, and thereafter shall continue automatically for successive one year periods, provided such continuance is specifically approved at least annually by the vote of the Board in accordance with the provisions of the 1940 Act, or by the vote of a majority of the outstanding voting securities of the Fund.

As specified in the Agreement, the Agreement may be terminated at any time, without the payment of any penalty:

a.	Upon 60 calendar days’ written notice to the Sub-Adviser of a decision to terminate the Agreement by (i) the Board, (ii) the Adviser, or (iii) the vote of a majority of the outstanding voting securities of the Fund;

b.	By the Sub-Adviser upon 60 calendar days’ written notice to the Fund; or

c.	The Sub-Advisory Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

6.	Amendments. No provision of this Agreement, including Schedule A, may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both the Adviser and Sub-Adviser, and no amendment of this Agreement, to the extent required by applicable law, shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities.

7.	Applicable Law. This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware, without regard to the principles of the conflict of laws or the choice of laws. For so long as the Fund is registered as an investment company under the 1940 Act and the Sub-Adviser is regulated as an investment adviser under the Advisers Act, this Agreement shall also be construed in accordance with the applicable provisions of the 1940 Act and the Advisers Act, respectively, and any then-current regulatory interpretations thereunder. To the extent the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the provisions of the 1940 Act or the Advisers Act, the latter shall control.

8.	Representations and Warranties.

a.	Representations and Warranties of the Sub-Adviser. The Sub-Adviser represents, warrants and covenants to the Adviser as follows:

i.	The Sub-Adviser is registered as an investment adviser under the Advisers Act and shall maintain such registration during the term of this Agreement;

ii.	The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to carry on its duties and obligations hereunder;

iii.	The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its duly authorized officer and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (a) any provision of applicable law, rule or regulation, (b) the Sub-Adviser’s governing instruments, or (c) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

iv.	Parts 1 and 2 of the Form ADV (collectively, the “Form ADV”) of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form as currently filed with the Securities and Exchange Commission (the “SEC”) with the exception of Form ADV Part 2B, which is not filed with the SEC, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. The Sub-Adviser will promptly provide the Adviser with a complete copy of all subsequent amendments to its Form ADV;

v.	The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser with a copy of that code, together with evidence of its adoption. Upon the written and reasonable request of the Adviser or the Fund, the Sub-Adviser shall permit representatives of the Adviser or the Fund to examine the reports (or summaries of the reports) required to be made to the Sub-Adviser by Rule 17j-1(c)(1) under the 1940 Act and other records evidencing enforcement of the code of ethics;

vi.	The Sub-Adviser is hereby obligated to provide the Fund and Adviser with advance notice of any contemplated change in the equity ownership of the Sub-Adviser partnership or senior executive personnel, which reasonably would be deemed to result in a “change in control” of the Sub-Adviser for purposes of either the Advisers Act or the 1940 Act; and

vii.	In connection with the services provided under this Agreement, the Sub-Adviser shall comply in all material respects with the requirements applicable to an investment sub-adviser of a closed-end registered investment company that has elected to operate as an interval fund like the Fund under the Advisers Act and the 1940 Act; provided, however, it is understood and agreed that the Adviser, not the Sub-Adviser, shall bear responsibility for the Fund’s compliance with the 1940 Act and/or any other applicable federal or state laws, and the Adviser shall be solely responsible for ensuring that the Fund shall qualify as a regulated investment company to the extent it intends to do so.

b.	Representations and Warranties of the Adviser. The Adviser represents, warrants and covenants to the Sub-Adviser as follows:

i.	The Adviser is registered as an investment adviser under the Advisers Act and shall maintain such registration during the term of this Agreement;

ii.	The Adviser is a limited partnership duly organized and validly existing under the laws of the State of Delaware with the power to carry on its duties and obligations hereunder;

iii.	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (a) any provision of applicable law, rule or regulation, (b) the Adviser’s governing instruments, or (c) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

iv.	The Form ADV of the Adviser previously provided to the Sub-Adviser is a true and complete copy of the form as currently filed with the SEC, with the exception of Form ADV Part 2B, which is not filed with the SEC, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. The Adviser will promptly provide the Sub-Adviser with a complete copy of all subsequent amendments to its Form ADV;

v.	The Adviser has duly entered into the Advisory Agreement and this Agreement;

vi.	The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Sub-Adviser with a copy of that code, together with evidence of its adoption; and

vii.	In connection with the services provided under the Advisory Agreement, the Adviser shall comply with all requirements applicable to the investment adviser of a closed-end registered investment company that has elected to operate as an interval fund like the Fund, including the Advisers Act and the 1940 Act, in all material respects. The Adviser shall provide to the Sub-Adviser all information reasonably requested by the Sub-Adviser in order to comply with the provisions hereof, the 1940 Act, and the Advisers Act.

viii.	The Fund’s registration statement and prospectus, and any further amendments or supplements thereto, will, as of the applicable effective date, comply in all material respects with all applicable laws and regulations; the registration statement does not, and any amendments thereto will not, in each case as of the applicable effective date, contain an untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the foregoing shall not apply with respect to any information included in the Fund’s registration statement or prospectus that was furnished by the Sub-Adviser for inclusion therein.

c.	Survival of Representations, Warranties and Covenants; Duty to Update Information. All representations, warranties and covenants made by the Sub-Adviser and the Adviser shall survive for the duration of this Agreement and each party hereto shall promptly notify the other party hereto in writing upon becoming aware that any of the foregoing representations, warranties and covenants made by it are no longer true in any material respect.

9.	Confidentiality.

a.	Each of the Sub-Adviser and the Adviser acknowledges and agrees that pursuant to this Agreement, either party may have access to the other party’s non-public, confidential and proprietary information and materials concerning or pertaining to the other’s business (“confidential information”). Each party will receive and hold such confidential information in the strictest confidence, and acknowledges, represents, and warrants that it will use its reasonable best efforts to protect the confidentiality of this information. Each party agrees that, without the prior written consent of the other party, it will not use, copy, or divulge to third parties (other than such party’s respective Representatives (as defined below)) or otherwise use, except in accordance with the terms of this Agreement, any confidential information obtained from or through the other party in connection with this Agreement other than as reasonably necessary in the course of the Fund’s business, including, but not limited to, as may be requested by broker-dealers or third party firms conducting due diligence on the Fund; provided that such recipients must agree to protect the confidentiality of such confidential information and use such information only for the purposes of providing services to the Fund; provided, further, however, this covenant shall not apply to information which:

i.	has been published by either party or is otherwise in the public domain through no fault of the other party; or

ii.	is within the legitimate possession of a party prior to its disclosure by the other party and without any obligation of confidence; or

iii.	after disclosure, is lawfully received by a party from a third party when, to the best of such party’s knowledge and belief, such third party was not restricted from disclosing the information to such party; or

iv.	is independently developed by a party through persons who have not had access to, or knowledge of, the confidential information; or

v.	is approved in writing for disclosure by a party prior to its disclosure.

b.	Any confidential information provided by a party shall remain the sole property of such party, and shall be promptly returned to such party (or destroyed) following any request by such party to do so. Notwithstanding the foregoing, either party (and others to whom permitted disclosure has been made) (i) may retain a copy of the confidential information as is required for regulatory purposes or to comply with internal policy or laws relating to document retention and (ii) shall not be required to return, delete, or destroy any confidential information as resides on its electronic systems, including email and back-up tapes, it being understood that any such surviving confidential information shall remain subject to the limitations of this Section 9.

c.	Notwithstanding anything to the contrary herein, each party (and each employee, representative, or other agent of such party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Fund and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure.

d.	To the extent that any confidential information may include materials subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, each party agrees that they have a commonality of interest with respect to such matters and it is their mutual desire, intention and understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All confidential information furnished by either party to the other or such other party’s Representatives hereunder that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under such privileges, this Agreement, and under the joint defense doctrine.

e.	Notwithstanding any other provision of this Agreement, each party and its respective Representatives shall be permitted to retain and disclose confidential information to the extent such retention and disclosure is:

i.	in response to any order of a court, regulator or any governmental body or political subdivision thereof (and in such circumstances such party shall, unless prohibited from so doing by subpoena, order or law, x) give notice to the other party of its receipt of such order and y) cooperate in all reasonable respects (and at such other party’s expense) with such other party in seeking to obtain a protective order either precluding such disclosure or requiring that the confidential information so disclosed be maintained as confidential or used only for the purposes for which the order was issued), or

ii.	otherwise required by law, or

iii.	necessary to establish such party’s rights under this Agreement, such party’s or its Representative’s compliance with the terms of this Agreement, or in connection with any dispute arising under this Agreement.

f.	For purposes of this Agreement, “Representatives” with respect to a party means such party’s representatives, directors, officers, investment and advisory committee members, employees, fund participants, rating agencies, professional advisers (including lawyers, accountants and investment bankers) or agents of such party who have a need-to-know confidential information. A party shall be responsible for enforcing compliance with this Agreement by its Representatives, if and to the extent such party has disclosed confidential information to any of them. The terms of this Section 9 are in addition to the terms of any other agreements between the parties or their affiliates.

g.	The parties agree that, notwithstanding the foregoing, the Adviser and Sub-Adviser each shall have the right to utilize any performance track record of the Fund, both during the term of this Agreement and after the termination of this Agreement, subject to applicable legal and regulatory requirements and limitations.

10.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

11.	Notice. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

12.	Counterparts. This Agreement may be executed in any number of counterpart signature pages (including facsimile counterparts), each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

13.	Other Activities of the Sub-Adviser.

a.	Services Not Exclusive. The services of the Sub-Adviser to the Fund are not exclusive, and the Sub-Adviser may, subject to other agreements to which it or its Affiliates may be party, engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Fund, and nothing in this Agreement shall limit or restrict the right of any manager, partner, member (including its members and the owners of its members), officer or employee of the Sub-Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith. The Sub-Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that trustees, officers, employees and shareholders of the Fund are or may become interested in the Sub-Adviser and its affiliates, as directors, officers, employees, partners, shareholders, members, managers or otherwise, and that the Sub-Adviser and directors, officers, employees, partners, shareholders, members and managers of the Sub-Adviser and its affiliates are or may become similarly interested in the Fund as shareholders or otherwise.

b.	Broker-dealer Selection. The Sub-Adviser is authorized to select the brokers or dealers (collectively “Brokers”) through which it shall execute the purchases and sales of portfolio investments in portfolio companies. In selecting Brokers, the Sub-Adviser may give consideration to factors other than price, including, but not limited to, research services and market information. Any such services or information which the Sub-Adviser receives in connection with activities for the Fund may also be used by the Sub-Adviser for the benefit of other clients and customers of the Sub-Adviser or any of its Affiliates. The Sub-Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay a member of a national securities exchange, broker or dealer an amount of commission, markup or markdown for effecting a securities transaction in excess of the amount of commission, markup or markdown another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith, taking into account factors, including without limitation, price (including the applicable brokerage commission, markup or markdown, or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission, markup or markdown is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund’s portfolio, and is consistent with the Sub-Adviser’s duty to seek the best execution on behalf of the Fund. The Sub-Adviser shall promptly communicate to the investment committee of the Adviser and to the officers of the Fund such information relating to portfolio transactions as they may reasonably request.

c.	Proxy Voting. The Sub-Adviser will exercise voting rights on any assets held in the portfolio of the Fund in accordance with the Sub-Adviser’s proxy voting policies and procedures, as any such proxy voting policies and procedures may be amended from time to time. The Sub-Adviser is obligated to furnish to the Adviser and the Fund, in a timely manner, a record of all matters relating to a portfolio security considered at any shareholder meeting held during the period covered by the relevant report on Form N-PX in such form and format that complies with Form N-PX.

13.	Notification of Material Events. The Adviser and Sub-Adviser each shall promptly notify the other party (i) if such party or the Fund is subject to an SEC examination or subpoena; (ii) of any ongoing or threatened litigation or any material adverse change in a legal proceeding, settlement thereof or judgment therein; or (iii) of any other material adverse regulatory event affecting such party or the Fund.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

Cantor Fitzgerald investment advisors, l.p.

By:
Title:	Chief Executive Officer

CAPITAL INNOVATIONS, LLC

By:	Michael D. Underhill
Title:	CEO & CIO

CANTOR FITZGERALD INFRASTRUCTURE FUND (Solely with respect to Sections 1 and 4 hereof)

By:	William Ferri
Title:	President and Principal Executive Officer

Schedule a

Listing of Fund(s)

Name of Fund	Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets
CANTOR FITZGERALD INFRASTRUCTURE FUND	0.35%*

*	The rate of the Sub-Advisory Fee shall be reduced by the same amount of basis points in relation to any reduction in the rate of the received management fee that is less than the management fee specified in the investment advisory agreement between the Adviser and the Fund (the “Management Fee”) that is otherwise payable to the Adviser; provided, further, that any such reduction in the Sub-Advisory Fee shall be subject to a floor equal to 0.15% of the average daily net assets of the Fund (the “Reduced Fee Rate”). The Reduced Fee Rate shall apply until such time as the Adviser: shall have recouped the amount of the “Out of Pocket Expenses” incurred by the Adviser in launching the Fund; is receiving the full rate of the Management Fee; and shall have recovered any portion of the Management Fee previously waived under the terms of the Expense Limitation and Reimbursement Agreement between Adviser and the Fund (the “Reimbursement Agreement”) in order for the expense ratio of the Fund to be below the expense cap set forth in the Reimbursement Agreement (the “Waived Management Fees”). In relation to any period during which the Reduced Fee Rate was effective solely as a result of the Waived Management Fees, as the Adviser recovers the previously Waived Management Fees, the Adviser shall reimburse the Sub-Adviser for its proportionate share of such Previously Waived Management Fees, subject to a maximum of the full rate of the Sub-Advisory Fee. For purposes of this Agreement, the term “Out of Pocket Expenses” shall refer to the costs incurred by the Adviser in launching the Fund, regardless of whether such expenses ultimately may be reimbursed by the Fund under the terms of the Reimbursement Agreement.

Sch. A-1

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